SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) March 28, 2000
                                                         --------------

                             NUPRO INNOVATIONS INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       0-28433                84-0893269
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)


5151 E. Broadway Blvd., Suite 730, Tucson, Arizona                85711
--------------------------------------------------              ----------
     (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code (520) 571-0900
                                                          --------------

                                 Not applicable.
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

     On March 28, 2000, NuPro Innovations Inc. (the "Company") moved its executive offices to 3296 East Hemisphere Loop, Tucson, Arizona 85706-5013. The Company's new telephone number is (520) 382-1100.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NUPRO INNOVATIONS INC.


Date: March 28, 2000                   By /s/ Luba Veselinovic
                                          --------------------------------------
                                          Luba Veselinovic
                                          Chief Executive Officer and President

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